CONTACT: Halsey Drug Co., Inc.
Investor Relations, Peter A. Clemens, VP & CFO   847-705-7709



                              FOR IMMEDIATE RELEASE

                 HALSEY DRUG CO., INC. REPORTS RESULTS FOR 2003

PALATINE, IL, APRIL 22, 2004: Halsey Drug Co., Inc. (OTC.BB-HDGC) today announced that total revenues for the year ended December 31, 2003 decreased to $5,750,000 compared to $8,205,000 for 2002. The Company also reported a net loss for the year ended December 31, 2003 of $48,455,000 or $2.28 per share, compared to a net loss of $59,589,000 or $3.90 per share for 2002. Included in the net loss for 2003 were non-cash expenses of $31,631,000 or $1.49 per share, comprised of $24,771,000 of amortization of debt discount and private offering costs, a $3,619,000 charge for impairment of assets in connection with the restructuring of the Company's operations and $3,241,000 of non-cash interest expense. Non-cash expenses for 2002 were $44,027,000 or $2.88 per share.

Revenues were $1,540,000 and $2,053,000 for the quarters ended December 31, 2003 and 2002, respectively. The net loss for the quarter ended December 31, 2003 was $15,263,000 or $ .71 per share, compared to a net loss of $38,901,000 or $2.45 per share for the quarter ended December 31, 2002.

Commenting, Andy Reddick, President and CEO said, "2003 was a transition year for the Company. Beginning in the fourth quarter of 2003, the Company moved to eliminate manufacturing operations of finished dosage generic pharmaceuticals while focusing its resources and expertise on proprietary development technologies where we believe significant value can be derived. The Company has transitioned to a single vertically integrated operations facility located in Culver, Indiana where it intends to implement the following strategy and perform relevant key activities:

- Development of the Company's proprietary abuse deterrent formulation technology (the "ADF Technology") for use in orally administered opioid finished dosage products.

- Manufacture and quality assurance release of clinical trial supplies of certain finished dosage form products utilizing the ADF Technology.

- Evaluation of certain finished dosage products utilizing the ADF Technology in clinical trials.

- Scale-up and manufacture of commercial quantities of certain products utilizing the ADF Technology for sale by the Company's licensees.

- Research, development and scale up of the Company's novel Opioid Synthesis Technologies.

- Prosecution of the Company's application to the DEA for registration to import narcotic raw materials for use in the production of opioid active pharmaceutical ingredients utilizing the Company's Opioid Synthesis Technologies.

- Negotiating and executing license and development agreements with strategic pharmaceutical company partners providing that such licensees will further develop certain finished dosage products utilizing the ADF Technology, file for regulatory approval with the U.S. Food and Drug Administration and other regulatory authorities and commercialize such products.

Proceeds from the Company's 2004 private offering of debentures and the divestment of certain assets as previously announced by the Company on February 10, 2004 and March 24, 2004 respectively, are expected to fund the Company's operations through calendar year 2004.

Halsey Drug Co., Inc., together with its subsidiaries, is an emerging pharmaceutical technology development company specializing in proprietary drug formulation and active pharmaceutical ingredient manufacturing process development.

The statements in this press release are forward looking and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Investors are cautioned that forward looking statements involve risk and uncertainties which may affect Halsey's business prospects, including economic, competitive, governmental, technological and other factors discussed in filings with the Securities and Exchange Commission.

This and past press releases for Halsey Drug Co., Inc. are available at Halsey's web site at www.halseydrug.com.

                              HALSEY DRUG CO., INC.
                              FINANCIAL HIGHLIGHTS

                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                  (IN THOUSANDS, EXCEPT PER SHARE INFORMATION)


                                                                    (UNAUDITED)
                                                                THREE MONTHS ENDED           TWELVE MONTHS ENDED
                                                                    DECEMBER 31,                 DECEMBER 31,
                                                             -------------------------     -------------------------
                                                                2003           2002           2003           2002
                                                             ----------     ----------     ----------     ----------
Net Product Revenues                                         $    1,540     $    2,053     $    5,750     $    8,205

Operating Costs
   Cost of Manufacturing                                          4,300          3,163         11,705         12,535
   Research and Development                                         505            356          1,460          1,517
   Selling, General and Administrative Expenses                   1,789          1,744          7,903          7,216
   Plant Shutdown Costs                                           1,926             (6)         1,926           (126)
                                                             ----------     ----------     ----------     ----------
     Loss From Operations                                        (6,980)        (3,204)       (17,244)       (12,937)

Other Income (Expense)
   Interest Expense                                              (1,565)        (1,320)        (6,001)        (4,728)
   Interest Income                                                    3              5             25             15
   Amortization of Deferred Debt Discount
   and Private Offering Costs                                    (6,721)        (4,996)       (24,771)       (12,558)
   Loss on Extinguishment of Debt                                    --        (29,278)            --        (29,278)
   Investment in Joint Venture                                       --             --             --             --
   Other                                                             --           (108)          (464)          (103)
                                                             ----------     ----------     ----------     ----------

    Net Loss                                                 $  (15,263)    $  (38,901)    $  (48,455)    $  (59,589)
                                                             ==========     ==========     ==========     ==========

Basic and Diluted Loss Per Common Share                      $    (0.71)    $    (2.46)    $    (2.28)    $    (3.90)
                                                             ==========     ==========     ==========     ==========

Weighted Average Number of Outstanding Shares                    21,548         15,844         21,227         15,262
                                                             ==========     ==========     ==========     ==========

                              HALSEY DRUG CO., INC.
                              FINANCIAL HIGHLIGHTS

                      CONDENSED CONSOLIDATED BALANCE SHEETS
                                 AT DECEMBER 31,
                                 (IN THOUSANDS)



                                           2003           2002
                                         --------       --------
          ASSETS

Current Assets                           $  2,122       $ 12,500

Property, Plant and Equipment, Net          3,394          5,367

Other Assets                                1,106          1,497
                                         --------       --------
                                         $  6,622       $ 19,364
                                         ========       ========


LIABILITIES & STOCKHOLDERS' DEFICIT

Current Liabilities                         5,892          6,567

Long Term Debt, Net                        52,797         25,065

Stockholders' Deficit                     (52,067)       (12,268)
                                         --------       --------
                                         $  6,622       $ 19,364
                                         ========       ========